DISCOVER FINANCIAL SERVICES											Exhibit 99.2
EARNINGS SUMMARY
(unaudited, in millions, except per share statistics)
	Quarter Ended							Six Months Ended
	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	June 30, 2014 vs. June 30, 2013		Jun 30, 2014	Jun 30, 2013	2014 vs. 2013
EARNINGS SUMMARY
Interest Income	$1,863	$1,833	$1,842	$1,787	$1,727	$136	8%	$3,696	$3,435	$261	8%
Interest Expense	274	270	273	278	297	(23)	(8%)	544	595	(51)	(9%)
Net Interest Income	1,589	1,563	1,569	1,509	1,430	159	11%	3,152	2,840	312	11%
Discount/Interchange Revenue	595	519	574	550	546	49	9%	1,114	1,038	76	7%
Rewards Cost	268	265	295	274	238	30	13%	533	467	66	14%
Discount and Interchange Revenue, net	327	254	279	276	308	19	6%	581	571	10	2%
Protection Products Revenue	78	83	84	90	88	(10)	(11%)	161	176	(15)	(9%)
Loan Fee Income	80	83	85	78	76	4	5%	163	157	6	4%
Transaction Processing Revenue	46	44	46	46	47	(1)	(2%)	90	100	(10)	(10%)
Other Income	52	51	66	63	92	(40)	(43%)	103	189	(86)	(46%)
Total Other Income	583	515	560	553	611	(28)	(5%)	1,098	1,193	(95)	(8%)

Revenue Net of Interest Expense	2,172	2,078	2,129	2,062	2,041	131	6%	4,250	4,033	217	5%

Provision for Loan Losses	360	272	354	333	240	120	50%	632	399	233	58%

Employee Compensation and Benefits	301	307	297	292	285	16	6%	608	575	33	6%
Marketing and Business Development	168	169	189	174	185	(17)	(9%)	337	354	(17)	(5%)
Information Processing & Communications	87	84	89	81	85	2	2%	171	163	8	5%
Professional Fees	112	99	108	97	101	11	11%	211	205	6	3%
Premises and Equipment	22	23	22	21	20	2	10%	45	39	6	15%
Other Expense	107	102	133	118	144	(37)	(26%)	209	237	(28)	(12%)
Total Other Expense	797	784	838	783	820	(23)	(3%)	1,581	1,573	8	1%

Income Before Income Taxes	1,015	1,022	937	946	981	34	3%	2,037	2,061	(24)	(1%)
Tax Expense	371	391	335	353	379	(8)	(2%)	762	786	(24)	(3%)
Net Income	$644	$631	$602	$593	$602	$42	7%	$1,275	$1,275	$0	0%

Net Income Allocated to Common Stockholders	$630	$618	$588	$579	$588	$42	7%	$1,248	$1,247	$1	0%

Effective Tax Rate	36.6%	38.3%	35.8%	37.3%	38.6%			37.4%	38.1%

Net Interest Margin	9.84%	9.87%	9.81%	9.64%	9.44%	40	bps	9.86%	9.41%	45	bps
ROE	23%	23%	22%	23%	23%			23%	25%

Ending Common Shares Outstanding	465	468	472	479	486	(21)	(4%)	465	486	(21)	(4%)
Weighted Average Common Shares Outstanding	466	471	475	482	489	(23)	(5%)	468	492	(24)	(5%)
Weighted Average Common Shares Outstanding (fully diluted)	467	472	477	484	490	(23)	(5%)	469	494	(25)	(5%)

PER SHARE STATISTICS
Basic EPS	$1.35	$1.31	$1.24	$1.20	$1.20	$0.15	13%	$2.66	$2.53	$0.13	5%
Diluted EPS	$1.35	$1.31	$1.23	$1.20	$1.20	$0.15	13%	$2.66	$2.52	$0.14	6%
Common Stock Price (period end)	$61.98	$58.19	$55.95	$50.54	$47.64	$14.34	30%	$61.98	$47.64	$14.34	30%
Book Value per share	$24.46	$23.53	$22.89	$22.14	$21.52	$2.94	14%	$24.46	$21.52	$2.94	14%

Note: See Glossary of Financial Terms for definitions of financial terms.

DISCOVER FINANCIAL SERVICES
EARNINGS SUMMARY
(unaudited, in millions)
	Quarter Ended							Six Months Ended
	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	June 30, 2014 vs. June 30, 2013		Jun 30, 2014	Jun 30, 2013	2014 vs. 2013
SEGMENT- INCOME BEFORE INCOME TAXES
Direct Banking	$984	$994	$911	$918	$1,002	($18)	(2%)	$1,978	$2,035	($57)	(3%)
Payment Services	31	28	26	28	(21)	52	NM	59	26	33	127%
Total	$1,015	$1,022	$937	$946	$981	$34	3%	$2,037	$2,061	($24)	(1%)

TRANSACTIONS PROCESSED ON NETWORKS
Discover Network	514	461	522	500	483	31	6%	975	925	50	5%
PULSE Network	1,090	1,037	1,044	1,053	1,067	23	2%	2,127	2,090	37	2%
Total	1,604	1,498	1,566	1,553	1,550	54	3%	3,102	3,015	87	3%

NETWORK VOLUME
PULSE Network	$41,500	$41,927	$40,368	$39,458	$40,060	$1,440	4%	$83,427	$79,979	$3,448	4%
Network Partners	2,617	2,381	2,613	2,507	2,442	175	7%	4,998	4,688	310	7%
Diners Club International [1]	6,733	6,527	6,826	6,549	6,848	(115)	(2%)	13,260	13,491	(231)	(2%)
Total Payment Services	50,850	50,835	49,807	48,514	49,350	1,500	3%	101,685	98,158	3,527	4%
Discover Network - Proprietary	30,342	26,547	30,622	28,880	28,551	1,791	6%	56,889	54,289	2,600	5%
Total	$81,192	$77,382	$80,429	$77,394	$77,901	$3,291	4%	$158,574	$152,447	$6,127	4%

[1] Volume is derived from data provided by licensees for Diners Club branded cards issued outside of North America and is subject to subsequent revision or amendment.
Note: See Glossary of Financial Terms for definitions of financial terms.

DISCOVER FINANCIAL SERVICES
BALANCE SHEET STATISTICS
(unaudited, in millions)
	Quarter Ended
	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	June 30, 2014 vs. June 30, 2013
BALANCE SHEET SUMMARY
Assets
Cash and Investment Securities	$11,254	$13,858	$11,727	$10,820	$11,224	$30	0%
Total Loan Receivables	65,875	63,852	65,771	62,738	61,703	4,172	7%
Allowance for Loan Losses	(1,614)	(1,591)	(1,648)	(1,598)	(1,556)	(58)	(4%)
Net Loan Receivables	64,261	62,261	64,123	61,140	60,147	4,114	7%
Premises and Equipment, net	665	668	654	639	607	58	10%
Goodwill and Intangible Assets, net	463	466	469	472	475	(12)	(3%)
Other Assets	2,294	2,331	2,367	2,473	2,491	(197)	(8%)
Total Assets	$78,937	$79,584	$79,340	$75,544	$74,944	$3,993	5%

Liabilities & Stockholders' Equity
Direct to Consumer and Affinity Deposits	$28,739	$28,711	$28,357	$28,854	$29,063	($324)	(1%)
Brokered Deposits and Other Deposits	15,706	16,273	16,602	14,263	13,505	2,201	16%
Deposits	44,445	44,984	44,959	43,117	42,568	1,877	4%
Borrowings	20,177	20,306	20,614	18,789	18,295	1,882	10%
Accrued Expenses and Other Liabilities	2,934	3,273	2,958	3,036	3,633	(699)	(19%)
Total Liabilities	67,556	68,563	68,531	64,942	64,496	3,060	5%
Total Equity	11,381	11,021	10,809	10,602	10,448	933	9%
Total Liabilities and Stockholders' Equity	$78,937	$79,584	$79,340	$75,544	$74,944	$3,993	5%

BALANCE SHEET STATISTICS
Total Common Equity	$10,821	$10,461	$10,249	$10,042	$9,888	$933	9%
Total Common Equity/Total Assets	13.7%	13.1%	12.9%	13.3%	13.2%
Total Common Equity/Net Loans	16.8%	16.8%	16.0%	16.4%	16.4%

Tangible Assets	$78,474	$79,118	$78,871	$75,072	$74,469	$4,005	5%
Tangible Common Equity [1]	$10,358	$9,995	$9,780	$9,570	$9,413	$945	10%
Tangible Common Equity/Tangible Assets [1]	13.2%	12.6%	12.4%	12.7%	12.6%
Tangible Common Equity/Net Loans [1]	16.1%	16.1%	15.3%	15.7%	15.6%
Tangible Common Equity per share [1]	$22.26	$21.34	$20.71	$19.99	$19.38	$2.88	15%

REGULATORY CAPITAL RATIOS
Total Risk Based Capital Ratio	18.3%	18.1%	17.4%	17.9%	17.8%
Tier 1 Risk Based Capital Ratio	16.0%	15.8%	15.2%	15.6%	15.5%
Tier 1 Common Capital Ratio [2]	15.2%	14.9%	14.3%	14.7%	14.6%
Tier 1 Leverage Ratio	14.0%	13.4%	13.4%	13.7%	13.4%

LIQUIDITY
Liquidity Portfolio	$10,337	$12,141	$11,115	$10,177	$9,717	$620	6%
Undrawn Credit Facilities [3]	22,964	22,284	21,500	20,987	18,496	4,468	24%
Total Liquidity	$33,301	$34,425	$32,615	$31,164	$28,213	$5,088	18%

[1] Tangible Common Equity ("TCE") is a non-GAAP measure. The Company believes TCE is a more meaningful measure to investors of the net asset value of the Company. For corresponding reconciliation of TCE to a GAAP financial measure see Reconciliation of GAAP to non-GAAP Data schedule.

[2] Tier 1 Common Capital Ratio is calculated using tier 1 common capital, a non-GAAP measure. The Company believes the tier 1 common capital ratio is meaningful to investors to assess the quality and composition of the Company’s capital. For corresponding reconciliation of tier 1 common capital to a GAAP financial measure see Reconciliation of GAAP to non-GAAP Data schedule.

[3] Excludes investments pledged to the Federal Reserve, which is included within the liquidity portfolio.
Note: See Glossary of Financial Terms for definitions of financial terms.

DISCOVER FINANCIAL SERVICES
AVERAGE BALANCE SHEET
(unaudited, in millions)
	Quarter Ended
	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	June 30, 2014 vs. June 30, 2013
AVERAGE BALANCES
Assets
Cash and Investment Securities	$11,037	$11,244	$11,661	$9,732	$11,097	($60)	(1%)
Restricted Cash	563	1,768	488	438	1,176	(613)	(52%)
Credit Card Loans	51,718	51,347	50,957	50,017	49,002	2,716	6%
Private Student Loans	8,301	8,377	8,124	7,941	7,925	376	5%
Personal Loans	4,426	4,259	4,114	3,843	3,511	915	26%
Other Loans	283	244	248	309	355	(72)	(20%)
Total Loans	64,728	64,227	63,443	62,110	60,793	3,935	6%
Total Interest Earning Assets	76,328	77,239	75,592	72,280	73,066	3,262	4%
Allowance for Loan Losses	(1,599)	(1,678)	(1,575)	(1,564)	(1,600)	1	0%
Other Assets	4,253	4,271	4,405	4,352	4,274	(21)	(0%)
Total Assets	$78,982	$79,832	$78,422	$75,068	$75,740	$3,242	4%

Liabilities and Stockholders' Equity
Direct to Consumer and Affinity Deposits	$28,752	$28,572	$28,592	$29,009	$28,946	($194)	(1%)
Brokered Deposits and Other Deposits	15,638	16,280	15,669	13,414	13,756	1,882	14%
Total Interest-bearing Deposits	44,390	44,852	44,261	42,423	42,702	1,688	4%
Short-term Borrowings	113	93	114	173	270	(157)	(58%)
Securitized Borrowings	15,976	17,014	16,584	15,625	16,412	(436)	(3%)
Other Long-term Borrowings	3,889	3,572	3,099	2,778	2,487	1,402	56%
Total Interest-bearing Liabilities	64,368	65,531	64,058	60,999	61,871	2,497	4%
Other Liabilities & Stockholders' Equity	14,614	14,301	14,364	14,069	13,869	745	5%
Total Liabilities and Stockholders' Equity	$78,982	$79,832	$78,422	$75,068	$75,740	$3,242	4%

AVERAGE RATES
Assets
Cash and Investment Securities	0.76%	0.75%	0.77%	0.79%	0.82%	(6)	bps
Restricted Cash	0.08%	0.08%	0.06%	0.09%	0.11%	(3)	bps
Credit Card Loans	12.10%	12.14%	12.08%	12.00%	11.97%	13	bps
Private Student Loans	6.84%	6.85%	6.63%	6.51%	6.52%	32	bps
Personal Loans	12.49%	12.54%	12.53%	12.57%	12.51%	(2)	bps
Other Loans	3.69%	3.27%	3.12%	3.43%	3.27%	42	bps
Total Loans	11.42%	11.44%	11.38%	11.29%	11.24%	18	bps
Total Interest Earning Assets	9.79%	9.62%	9.67%	9.81%	9.48%	31	bps

Liabilities and Stockholders' Equity
Direct to Consumer and Affinity Deposits	1.27%	1.29%	1.33%	1.42%	1.50%	(23)	bps
Brokered Deposits and Other Deposits	1.54%	1.54%	1.58%	1.92%	2.21%	(67)	bps
Total Interest-bearing Deposits	1.37%	1.38%	1.42%	1.58%	1.73%	(36)	bps
Short-term Borrowings	1.60%	1.90%	2.04%	1.78%	1.36%	24	bps
Securitized Borrowings	1.74%	1.67%	1.65%	1.70%	1.78%	(4)	bps
Other Long-term Borrowings	5.54%	5.24%	5.78%	5.91%	6.26%	(72)	bps
Total Interest-bearing Liabilities	1.71%	1.67%	1.69%	1.81%	1.92%	(21)	bps

Net Interest Margin	9.84%	9.87%	9.81%	9.64%	9.44%	40	bps
Net Yield on Interest-earning Assets	8.35%	8.21%	8.23%	8.28%	7.85%	50	bps

Note: See Glossary of Financial Terms for definitions of financial terms.

DISCOVER FINANCIAL SERVICES
LOAN STATISTICS
(unaudited, in millions)
	Quarter Ended							Six Months Ended
	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	June 30, 2014 vs. June 30, 2013		Jun 30, 2014	Jun 30, 2013	2014 vs. 2013
TOTAL LOAN RECEIVABLES
Ending Loans [1,2]	$65,875	$63,852	$65,771	$62,738	$61,703	$4,172	7%	$65,875	$61,703	$4,172	7%
Average Loans [1,2]	$64,728	$64,227	$63,443	$62,110	$60,793	$3,935	6%	$64,479	$60,848	$3,631	6%

Interest Yield	11.42%	11.44%	11.38%	11.29%	11.24%	18	bps	11.43%	11.23%	20	bps
Gross Principal Charge-off Rate	2.82%	2.82%	2.63%	2.66%	2.99%	(17)	bps	2.82%	2.99%	(17)	bps
Gross Principal Charge-off Rate excluding PCI Loans [3]	3.01%	3.01%	2.82%	2.86%	3.23%	(22)	bps	3.01%	3.23%	(22)	bps
Net Principal Charge-off Rate	2.08%	2.08%	1.90%	1.86%	2.10%	(2)	bps	2.08%	2.09%	(1)	bps
Net Principal Charge-off Rate excluding PCI Loans [3]	2.22%	2.22%	2.03%	2.00%	2.27%	(5)	bps	2.22%	2.26%	(4)	bps
Delinquency Rate (over 30 days) excluding PCI Loans [3]	1.56%	1.65%	1.64%	1.60%	1.50%	6	bps	1.56%	1.50%	6	bps
Delinquency Rate (over 90 days) excluding PCI Loans [3]	0.73%	0.80%	0.77%	0.72%	0.73%	—	bps	0.73%	0.73%	—	bps
Gross Principal Charge-off Dollars	$455	$447	$421	$416	$453	$2	0%	$902	$903	($1)	(0%)
Net Principal Charge-off Dollars	$337	$329	$304	$291	$318	$19	6%	$666	$631	$35	6%
Net Interest and Fee Charge-off Dollars	$87	$89	$82	$79	$85	$2	2%	$176	$177	($1)	(1%)
Loans Delinquent Over 30 Days [3]	$964	$985	$1,010	$933	$861	$103	12%	$964	$861	$103	12%
Loans Delinquent Over 90 Days [3]	$451	$478	$475	$421	$419	$32	8%	$451	$419	$32	8%

Allowance for Loan Loss (period end)	$1,614	$1,591	$1,648	$1,598	$1,556	$58	4%	$1,614	$1,556	$58	4%
Change in Loan Loss Reserves	$23	($57)	$50	$42	($78)	$101	129%	($34)	($232)	$198	85%
Reserve Rate	2.45%	2.49%	2.51%	2.55%	2.52%	(7)	bps	2.45%	2.52%	(7)	bps
Reserve Rate Excluding PCI Loans [3]	2.56%	2.61%	2.63%	2.73%	2.72%	(16)	bps	2.56%	2.72%	(16)	bps

CREDIT CARD LOANS
Ending Loans	$52,742	$50,879	$53,150	$50,360	$49,791	$2,951	6%	$52,742	$49,791	$2,951	6%
Average Loans	$51,718	$51,347	$50,957	$50,017	$49,002	$2,716	6%	$51,534	$49,134	$2,400	5%

Interest Yield	12.10%	12.14%	12.08%	12.00%	11.97%	13	bps	12.12%	11.96%	16	bps
Gross Principal Charge-off Rate	3.22%	3.22%	2.98%	3.02%	3.41%	(19)	bps	3.22%	3.45%	(23)	bps
Net Principal Charge-off Rate	2.33%	2.32%	2.09%	2.05%	2.34%	(1)	bps	2.32%	2.35%	(3)	bps
Delinquency Rate (over 30 days)	1.63%	1.72%	1.72%	1.67%	1.58%	5	bps	1.63%	1.58%	5	bps
Delinquency Rate (over 90 days)	0.80%	0.87%	0.84%	0.78%	0.80%	—	bps	0.80%	0.80%	—	bps
Gross Principal Charge-off Dollars	$415	$408	$384	$381	$417	($2)	(0%)	$823	$839	($16)	(2%)
Net Principal Charge-off Dollars	$300	$294	$269	$258	$286	$14	5%	$594	$573	$21	4%
Loans Delinquent Over 30 Days	$860	$876	$912	$843	$789	$71	9%	$860	$789	$71	9%
Loans Delinquent Over 90 Days	$420	$442	$447	$395	$398	$22	6%	$420	$398	$22	6%

Allowance for Loan Loss (period end)	$1,359	$1,342	$1,406	$1,393	$1,360	($1)	(0%)	$1,359	$1,360	($1)	(0%)
Change in Loan Loss Reserves	$17	($64)	$13	$33	($93)	$110	118%	($47)	($253)	$206	81%
Reserve Rate	2.58%	2.64%	2.65%	2.77%	2.73%	(15)	bps	2.58%	2.73%	(15)	bps

Total Discover Card Volume	$31,732	$28,077	$31,755	$30,275	$29,684	$2,048	7%	$59,809	$56,564	$3,245	6%
Discover Card Sales Volume	$29,341	$25,697	$29,530	$27,989	$27,574	$1,767	6%	$55,038	$52,438	$2,600	5%

[1] Total Loans includes mortgages and other loans.

[2] Purchased Credit Impaired ("PCI") loans are loans that were acquired in which a deterioration in credit quality occurred between the origination date and the acquisition date. These loans were initially recorded at fair value and accrete interest income over the estimated lives of the loans as long as cash flows are reasonably estimable, even if the loans are contractually past due. PCI loans are private student loans and are included in total loan receivables.

[3] Excludes PCI loans (described above) which are accounted for on a pooled basis. Since a pool is accounted for as a single asset with a single composite interest rate and aggregate expectation of cash flows, the past-due status of a pool, or that of the individual loans within a pool, is not meaningful. Because the company is recognizing interest income on a pool of loans, it is all considered to be performing.

Note: See Glossary of Financial Terms for definitions of financial terms.

DISCOVER FINANCIAL SERVICES
LOAN STATISTICS
(unaudited, in millions)
	Quarter Ended							Six Months Ended
	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	June 30, 2014 vs. June 30, 2013		Jun 30, 2014	Jun 30, 2013	2014 vs. 2013
PRIVATE STUDENT LOANS
Ending Loans	$8,251	$8,372	$8,148	$8,125	$7,881	$370	5%	$8,251	$7,881	$370	5%
Ending PCI Loans [1]	$3,915	$4,046	$4,178	$4,303	$4,434	($519)	(12%)	$3,915	$4,434	($519)	(12%)

Interest Yield	6.84%	6.85%	6.63%	6.51%	6.52%	32	bps	6.84%	6.52%	32	bps
Net Principal Charge-off Rate	0.68%	0.67%	0.67%	0.60%	0.68%	—	bps	0.67%	0.51%	16	bps
Net Principal Charge-off Rate excluding PCI Loans [2]	1.30%	1.31%	1.41%	1.33%	1.58%	(28)	bps	1.31%	1.21%	10	bps
Delinquency Rate (over 30 days) excluding PCI Loans [2]	1.66%	1.79%	1.66%	1.60%	1.38%	28	bps	1.66%	1.38%	28	bps

Reserve Rate	1.55%	1.45%	1.39%	1.02%	1.04%	51	bps	1.55%	1.04%	51	bps
Reserve Rate excluding PCI Loans [2]	2.29%	2.16%	2.14%	2.18%	2.38%	(9)	bps	2.29%	2.38%	(9)	bps

PERSONAL LOANS
Ending Loans	$4,579	$4,310	$4,191	$3,995	$3,630	$949	26%	$4,579	$3,630	$949	26%

Interest Yield	12.49%	12.54%	12.53%	12.57%	12.51%	(2)	bps	12.52%	12.49%	3	bps
Net Principal Charge-off Rate	1.95%	2.07%	2.00%	2.01%	2.24%	(29)	bps	2.01%	2.27%	(26)	bps
Delinquency Rate (over 30 days)	0.66%	0.68%	0.70%	0.65%	0.64%	2	bps	0.66%	0.64%	2	bps

Reserve Rate	2.37%	2.52%	2.67%	2.66%	2.70%	(33)	bps	2.37%	2.70%	(33)	bps

[1] Purchased Credit Impaired ("PCI") loans are loans that were acquired in which a deterioration in credit quality occurred between the origination date and the acquisition date. These loans were initially recorded at fair value and accrete interest income over the estimated lives of the loans as long as cash flows are reasonably estimable, even if the loans are contractually past due. PCI loans are private student loans and are included in total loan receivables.

[2] Excludes PCI loans (described above) which are accounted for on a pooled basis. Since a pool is accounted for as a single asset with a single composite interest rate and aggregate expectation of cash flows, the past-due status of a pool, or that of the individual loans within a pool, is not meaningful. Because the company is recognizing interest income on a pool of loans, it is all considered to be performing.

Note: See Glossary of Financial Terms for definitions of financial terms.

DISCOVER FINANCIAL SERVICES
SEGMENT RESULTS
(unaudited, in millions)
	Quarter Ended							Six Months Ended
	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	June 30, 2014 vs. June 30, 2013		Jun 30, 2014	Jun 30, 2013	2014 vs. 2013
DIRECT BANKING
Interest Income	$1,863	$1,833	$1,842	$1,787	$1,727	$136	8%	$3,696	$3,435	$261	8%
Interest Expense	274	270	273	278	297	(23)	(8%)	544	595	(51)	(9%)
Net Interest Income	1,589	1,563	1,569	1,509	1,430	159	11%	3,152	2,840	312	11%
Other Income	503	436	475	475	531	(28)	(5%)	939	1,026	(87)	(8%)
Revenue Net of Interest Expense	2,092	1,999	2,044	1,984	1,961	131	7%	4,091	3,866	225	6%
Provision for Loan Losses	360	270	352	333	225	135	60%	630	384	246	64%
Total Other Expense	748	735	781	733	734	14	2%	1,483	1,447	36	2%
Income Before Income Taxes	$984	$994	$911	$918	$1,002	($18)	(2%)	$1,978	$2,035	($57)	(3%)

Net Interest Margin	9.85%	9.88%	9.82%	9.65%	9.44%	41	bps	9.87%	9.41%	46	bps
Pretax Return on Loan Receivables	6.10%	6.29%	5.70%	5.88%	6.61%	(51)	bps	6.19%	6.74%	(55)	bps

PAYMENT SERVICES
Interest Income	$—	$—	$—	$—	$—	$—	NM	$—	$—	$—	NM
Interest Expense	—	—	—	—	—	—	NM	—	—	—	NM
Net Interest Income	—	—	—	—	—	—	NM	—	—	—	NM
Other Income	80	79	85	78	80	—	0%	159	167	(8)	(5%)
Revenue Net of Interest Expense	80	79	85	78	80	—	0%	159	167	(8)	(5%)
Provision for Loan Losses	—	2	2	—	15	(15)	(100%)	2	15	(13)	(87%)
Total Other Expense	49	49	57	50	86	(37)	(43%)	98	126	(28)	(22%)
Income Before Income Taxes	$31	$28	$26	$28	($21)	$52	NM	$59	$26	$33	127%

Note: See Glossary of Financial Terms for definitions of financial terms.

DISCOVER FINANCIAL SERVICES
GLOSSARY OF FINANCIAL TERMS

Book Value per share represents total equity divided by ending common shares outstanding.

Delinquency Rate (Over 30 Days) represents loans delinquent over thirty days divided by ending loans (total or respective loans, as appropriate).

Delinquency Rate (Over 90 Days) represents loans delinquent over ninety days divided by ending loans (total or respective loans, as appropriate).

Earnings Per Share represents net income allocated to common stockholders divided by the weighted average common shares outstanding.

Effective Tax Rate represents tax expense divided by income before income taxes.

Gross Principal Charge-off Rate represents gross principal charge-off dollars (annualized) divided by average loans for the reporting period.

Interest Yield represents interest income on loan receivables (annualized) divided by average loans for the reporting period.

Liquidity Portfolio represents cash and cash equivalents (excluding cash-in-process) and other investments.

Net Income Allocated to Common Stockholders represents net income less (i) dividends and accretion of discount on shares of preferred stock and (ii) income allocated to participating securities.

Net Interest Margin represents net interest income (annualized) divided by average total loans for the period.

Net Principal Charge-off Rate represents net principal charge-off dollars (annualized) divided by average loans for the reporting period.

Pretax Return on Loan Receivables represents income before income taxes (annualized) divided by total average loans for the period.

Proprietary Network Volume represents gross proprietary sales volume on the Discover Network.

Regulatory Capital Ratios are regulatory measures used to evaluate capital adequacy. To be considered "well-capitalized," total risk-based, tier 1 risk-based, and tier 1 leverage ratios of 10%, 6% and 5% respectively must be maintained. Total Risk Based Capital Ratio represents total capital divided by risk-weighted assets. Tier 1 Capital Ratio represents tier 1 capital divided by risk-weighted assets. Tier 1 Leverage Ratio represents tier 1 capital divided by average total assets. Tier 1 Common Capital Ratio represents tier 1 common capital, a non-GAAP measure, divided by risk-weighted assets. For corresponding reconciliation of tier 1 common capital to a GAAP financial measure, see Reconciliation of GAAP to Non-GAAP Data schedule.

Reserve Rate represents the allowance for loan losses divided by total loans.

Return on Equity represents net income (annualized) divided by average total equity for the reporting period.

Tangible Assets represents total assets less goodwill and intangibles.

Tangible Common Equity ("TCE"), a non-GAAP financial measure, represents total common equity less goodwill and intangibles. The Company believes TCE is a more meaningful measure to investors of the net asset value of the Company. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of GAAP to Non-GAAP Data schedule.

Tangible Common Equity/Net Loans, a non-GAAP measure, represents total common equity less goodwill and intangibles divided by total loans less the allowance for loan loss (period end).

Tangible Common Equity per Share, a non-GAAP measure, represents total common equity less goodwill and intangibles divided by ending common shares outstanding.

Tangible Common Equity/Tangible Assets, a non-GAAP measure, represents total common equity less goodwill and intangibles divided by total assets less goodwill and intangibles.

Undrawn Credit Facilities represents asset-backed conduit funding facilities and Federal Reserve discount window (excluding investments pledged to the Federal Reserve, which are included within the liquidity investment portfolio).

DISCOVER FINANCIAL SERVICES
RECONCILIATION OF GAAP TO NON-GAAP DATA
(unaudited, in millions)
	Quarter Ended
	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013
GAAP total common equity	$10,821	$10,461	$10,249	$10,042	$9,888
Less: Goodwill	(284)	(284)	(284)	(284)	(284)
Less: Intangibles	(179)	(182)	(185)	(188)	(191)
Tangible common equity [1]	$10,358	$9,995	$9,780	$9,570	$9,413
Effect of certain items in accumulated other comprehensive income (loss) excluded from tier 1 common capital	73	71	69	110	106
Total tier 1 common capital [2]	$10,431	$10,066	$9,849	$9,680	$9,519

Risk weighted assets	$68,755	$67,365	$68,649	$65,741	$65,087
Tier 1 common capital ratio [3]	15.2%	14.9%	14.3%	14.7%	14.6%

GAAP book value per share	$24.46	$23.53	$22.89	$22.14	$21.52
Less: Goodwill	(0.62)	(0.60)	(0.60)	(0.59)	(0.59)
Less: Intangibles	(0.38)	(0.39)	(0.39)	(0.39)	(0.40)
Less: Preferred Stock	(1.20)	(1.20)	(1.19)	(1.17)	(1.15)
Tangible common equity per share	$22.26	$21.34	$20.71	$19.99	$19.38

[1] Tangible common equity ("TCE"), a non-GAAP financial measure, represents common equity less goodwill and intangibles. A reconciliation of TCE to common equity, a GAAP financial measure, is shown above. Other financial services companies may also use TCE and definitions may vary, so we advise users of this information to exercise caution in comparing TCE of different companies. TCE is included because management believes that common equity excluding goodwill and intangibles is a more meaningful measure to investors of the true net asset value of the company.

[2] Tier 1 common capital, a non-GAAP financial measure, represents common equity and the effect of certain items in accumulated other comprehensive income (loss) excluded from tier 1 common capital, less goodwill and intangibles. A reconciliation of tier 1 common capital to common equity, a GAAP financial measure, is shown above. Other financial services companies may also use tier 1 common capital and definitions may vary, so we advise users of this information to exercise caution in comparing tier 1 common capital of different companies. Tier 1 common capital is included to support the tier 1 common capital ratio which is meaningful to investors to assess the quality and composition of the Company’s capital.

[3] Tier 1 common capital ratio is calculated using tier 1 common capital, a non-GAAP measure, divided by risk weighted assets.